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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 3, 2003

ebix.com, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-15946	77-0021975
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1900 E. Golf Road, Suite 1050
Schaumburg, Illinois 60173
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (847) 789-3047

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

  (c)
  Exhibits.

99.1
Press Release of ebix.com, Inc., dated April 3, 2003.

Item 12. Results of Operation and Financial Condition.

        On Thursday, April 3, 2003, ebix.com, Inc. issued a press release describing its results of operations for the fiscal year and quarter ended December 31, 2002. A copy of the press release is attached hereto as Exhibit 99.1.

        The information in this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 7, 2003

ebix.com, Inc.
By:	/s/ RICHARD J. BAUM
Richard J. Baum Executive Vice President—Finance and Administration, Chief Financial Officer and Secretary

Exhibit Index

Exhibit Number	Description of Exhibit
99.1	Press Release of ebix.com, Inc., dated April 3, 2003.

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  Item 7. Financial Statements , Pro Forma Financial Information and Exhibits.
  Item 12. Results of Operation and Financial Condition.
SIGNATURE
Exhibit Index